UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934 Date of Report

(Date of earliest event reported): June 9, 2011

TRX, INC.

(Exact Name Of Registrant As Specified In Charter)

Georgia	000-51478	58-2502748
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2970 Clairmont Road, Suite 300

Atlanta, Georgia 30329

(Address of principal executive offices, including zip code)

(404) 929-6100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 1.01 – Entry into a Material Definitive Agreement.

On June 9, 2011, TRX, Inc. (“TRX”) entered into the Agreement to Modify Credit Agreement, Security Agreement and Application and Reimbursement Agreement for Irrevocable Standby Letter of Credit by and between TRX and Atlantic Capital Bank (“ACB”) (the “Amendment”), further amending the Credit Agreement between TRX and ACB, dated May 30, 2008 and amended on December 3, 2008, October 19, 2009 and November 9, 2010 (the “Credit Agreement”).

The Amendment extends the maturity date of the Application and Reimbursement Agreement for Irrevocable Standby Letter of Credit to June 30, 2012. The Amendment relates to the Company’s existing lease obligations of its Atlanta office, and such extension will recur periodically throughout the duration of the lease.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRX, INC.
(Registrant)

Date: June 15, 2011	/s/ David D. Cathcart
David D. Cathcart Chief Financial Officer